                                                                    Exhibit 10.1









                  AMENDED AND RESTATED DEBT SERVICE GUARANTY

                              Dated April 7, 1994

                                    made by

                          HOST MARRIOTT CORPORATION,

                                 as Guarantor,
                                    ---------

                                  in favor of

                 THE LENDERS PARTY TO THE 1994 LOAN AGREEMENTS

                              REFERRED TO HEREIN


                                      and

                                CITIBANK, N.A.,

                                   as Agent
                                   -- -----

                               TABLE OF CONTENTS


Section                                                                   Page
-------                                                                   ----
 1.   GUARANTY; LIMITATION OF LIABILITY................................... 2
 2.   GUARANTY ABSOLUTE................................................... 2
 3.   WAIVERS............................................................. 3
 4.   PAYMENTS FREE AND CLEAR OF TAXES, ETC............................... 5
 5.   REPRESENTATIONS AND WARRANTIES...................................... 6
 6.   AFFIRMATIVE COVENANTS............................................... 8
 7.   NEGATIVE COVENANTS.................................................. 10
 8.   AMENDMENTS, ETC..................................................... 10
 9.   NOTICES, ETC........................................................ 11
 10.  NO WAIVER; REMEDIES................................................. 11
 11.  WAIVER OF JURY TRIAL................................................ 11
 12.  CONTINUING GUARANTY; ASSIGNMENTS UNDER THE 1994 LOAN
        AGREEMENTS........................................................ 11
 13.  GOVERNING LAW....................................................... 12
 14.  CONSENT TO JURISDICTION............................................. 12
 15.  RELEASE............................................................. 12
 16.  INSTRUMENT FOR PAYMENT OF MONEY ONLY................................ 12

Exhibit A  Form of Host Subordinated Note

                             AMENDED AND RESTATED
                             DEBT SERVICE GUARANTY

          AMENDED AND RESTATED DEBT SERVICE GUARANTY dated April 7, 1994 (the "Guaranty") made by HOST MARRIOTT CORPORATION, a Delaware corporation formerly
 --------
known as MARRIOTT CORPORATION (the "Guarantor"), in favor of the lenders (the
                                    ---------
"Lenders") party to the 1994 Loan Agreements (as defined below; the terms
 -------
defined in the 1994 Loan Agreements and not otherwise defined herein being used herein as therein defined) and CITIBANK, N.A. ("Citibank"), as agent (the
                                                --------
"Agent") for the Lenders.
 -----

          PRELIMINARY STATEMENTS.

          (1) Courtyard by Marriott Limited Partnership, a Delaware limited partnership (the "Borrower"), Citibank, The First National Bank of Chicago
                  --------
("FNBC"), Bankers Trust Company, Bank of America National Trust and Savings
  ----
Association, The Bank of Nova Scotia, First Interstate Bank of California and Security Pacific National Bank (such banks being the "Original Banks"), and
                                                      --------------
Citibank and FNBC as agents for the Original Banks entered into (a) a Loan Agreement, dated as of August 14, 1986 (the "1986 Multistate Loan Agreement") in
                                             ------------------------------
which the Original Banks agreed to make loans to the Borrower in the aggregate principal amount not in excess of $322,050,133 and (b) a Loan Agreement, dated as of August 14, 1986 (the "1986 California Loan Agreement" and together with
                            ------------------------------
the 1986 Multistate Loan Agreement, the "1986 Loan Agreements") in which the
                                         --------------------
Original Banks agreed to make loans to the Borrower in the aggregate principal amount not in excess of $51,098,867. The 1986 Loan Agreements were amended and restated by two Amended and Restated Loan Agreements, each dated as of June 15, 1988 (the "1988 Loan Agreements").
           --------------------

          (2) In connection with the 1986 Loan Agreements, the Guarantor executed and delivered a Debt Service Guaranty, dated as of August 14, 1986 (the "1986 Debt Service guaranty"), providing for, among other things, the guaranty
 --------------------------
of payments of principal and interest on the Series B Notes (as defined in the 1986 Debt Service Guaranty) issued under the 1986 Loan Agreements. The 1986 Debt Service Guaranty was amended on June 15, 1988 (the 1986 Debt Service Guaranty as so amended being the "Amended 1986 Debt Service Guaranty") to
                                  ----------------------------------
reflect, among other things, the amendment and restatement of the 1986 Loan Agreements by the 1988 Loan Agreements and provide for, among other things, the continuation of the guaranty in respect of the Amended and Restated Series B Notes (as defined in the Amended 1986 Debt Service Guaranty) issued under the 1988 Loan Agreements in replacement of the Series B Notes and evidencing 1988 Multistate Loan B and 1988 California Loan B.

          (3) The Borrower did not make on the June 15, 1993 maturity date the payments required under the 1988 Loan Agreements. The Borrower has requested that the Banks, among other things, consent to the reorganization of Marriott Corporation and extend the maturity date of the loans governed by the 1988 Loan Agreements. The Banks have agreed to the Borrower's request on the terms and conditions set forth in each of (a) that certain $304,788,924.58 Second Amended and Restated Loan Agreement (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Multistate Loan Agreement"),
                                                 -------------------------
dated as of the date hereof, among the Borrower, the Agent and the Lenders and
(b) that certain $48,360,075.42 Second Amended and Restated Loan Agreement (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "California Loan Agreement" and, together with the Multistate
                 -------------------------
Loan Agreement, the "1994 Loan Agreements"), dated as of the date hereof, among
                     --------------------
the Borrower, the Agent and the Lenders.

          (4) CBM One Corporation, an indirect, wholly owned Subsidiary of the Guarantor, is the sole general partner of the Borrower. The Guarantor will derive substantial direct and indirect benefits from the transactions contemplated by the 1994 Loan Agreements. It is a condition precedent to the effectiveness of each 1994 Loan Agreement that the Guarantor shall have entered into this amendment and restatement of the Amended 1986 Debt Service Guaranty.

          NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to enter into each of the Multistate Loan Agreement and the California Loan Agreement, the Guarantor hereby agrees with the Agent for its benefit and the ratable benefit of the Lenders that the 1986 Amended Debt Service Guaranty is amended and restated in its entirety as follows:

          SECTION 1.   Guaranty; Limitation of Liability.   (a)  The Guarantor
                       ---------------------------------
hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of the Borrower now or hereafter existing under the Combined Loan Documents, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including
 ----------------------
reasonable counsel fees and expenses) incurred by the Agent or the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, subject to Section l(b) hereof, the Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by the Borrower to the Agent or the Lenders under the Combined Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Borrower. In addition, the Guarantor agrees that if the purchase price of the interest rate cap described in Section 6.01(j) of the 1994 Loan Agreements exceeds $2,704,019.64 the Guarantor will lend to the Borrower the amount in excess of $2,704,019.64 necessary to enable the Borrower to fund such purchase. Any amount required to be loaned pursuant to the preceding sentence shall be included in the term "Guaranteed Obligations" for purposes of the limitation in Section l(b) below.

          (b) The liability of the Guarantor to pay the Guaranteed Obligations under this Guaranty, together with the amounts payable by the Guarantor pursuant to Section 4, shall not exceed in the aggregate at any time an amount equal to the lesser of (i) $40,000,000 or (ii) (A) $40,000,000 minus (B) the sum of (1)
                                                      -----
the aggregate amount of the payments of the Guaranteed Obligations and the payments under Section 4 (the "Host Tax Obligations") made hereunder by the
                               --------------------
Guarantor after the date hereof and prior to such time and (2) the aggregate amount of the payments of the Backup Guaranteed Obligations and the MI Tax Obligations (each as defined in the Backup Debt Service Guaranty) made under the Backup Debt Service Guaranty by Marriott International after the date hereof and prior to such time plus (C) the sum of (1) the aggregate amount of payments of
                   ----
principal and interest of the Host Subordinated Notes (as defined in Section 3(e) below) after the date hereof and prior to such time and (2) the aggregate amount of payments of principal and interest of the International Subordinated A Notes (as defined in the Backup Debt Service Guaranty) after the date hereof and prior to such time. All payments made hereunder shall be made on behalf of the Borrower directly to the Agent, the Lenders or their order and, as between the Guarantor and the Borrower, shall be deemed to be advances by the Guarantor to the Borrower under the Host Subordinated Notes. Payments made hereunder shall be allocated to the Obligations of the Borrower and the Host Tax Obligations by the Agent.

          SECTION 2.  Guaranty Absolute.  The Guarantor guarantees that the
                      -----------------
Guaranteed Obligations will be paid strictly in accordance with the terms of the Combined Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders to enforce any Obligations against the Borrower or any Loan Party other than the Guarantor. The obligations of the Guarantor under this Guaranty are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against the Guarantor to enforce this Guaranty, irrespective of whether any action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The liability of the Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (a) any lack of validity or enforceability of any Combined Loan Document or any agreement or instrument relating thereto;

          (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Combined Loan Document (but subject to Section l(b) hereof) provided that with respect to
                                                   --------
     any increase in the Guaranteed Obligations resulting from the extension of additional credit to the Borrower (including amounts paid by the Agent or any Lender that are deemed to constitute extensions of credit to the Borrower) this clause (b) shall apply only to any increase in the Guaranteed Obligations resulting from credit extended to protect and preserve any Multistate Collateral or California Collateral or the Lien in favor of the Agent and the Lenders therein;

          (c) any taking, exchange, release or non-perfection of any Multistate Collateral or California Collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

          (d) any manner of application of Multistate Collateral or California Collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any Multistate Collateral or California Collateral for all or any of the Guaranteed Obligations or any other assets of the Borrower;

          (e) any change, restructuring or termination of the partnership structure or existence of the Borrower or the discharge or other modification, in bankruptcy or otherwise, of the obligations of the Borrower;

          (f) any failure of the Agent or the Lenders to disclose to the Guarantor any information relating to the business, condition (financial or otherwise), operations, performance, properties (including the Hotel Properties and the respective interest of any Loan Party therein) or prospects of any other Loan Party now or in the future known to the Agent or any Lender (the Guarantor waiving any duty on the part of the Agent and the Lenders to disclose such information); or

          (g) any other circumstance (including, without limitation, any statute of limitations) that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made.

          SECTION 3.   Waivers. (a) The Guarantor hereby waives promptness,
                       -------
diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that the Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Multistate Collateral or California Collateral.

          (b) The Guarantor acknowledges that the Agent may, without notice to or demand upon the Guarantor and without affecting the liability of the Guarantor under this Guaranty or the enforceability of this Guaranty, foreclose any California Mortgage, California Assignment of Leases, Multistate Mortgage or Multistate Assignment of Leases, in each case relating to the interests of one or more Loan Parties in Hotel Properties located in the State of California (or elsewhere) by nonjudicial Sale, and the Guarantor hereby waives any defense to the recovery by the Lenders and the Agent against the Guarantor of any deficiency or otherwise to the enforcement of this Guaranty after any such nonjudicial sale and any defense or benefits that may be afforded by Sections 580a, 580d and 726 of the California Code of Civil Procedure or any statute or law in any other jurisdiction having similar effect. Without limitation on the foregoing, the Guarantor (i) acknowledges that following, and as a result of, the completion of any such nonjudicial sale involving interests in real property located in the State of California, the Guarantor may not be permitted to assert or enforce rights of subrogation, reimbursement, exoneration, contribution or indemnification or any other rights or remedies against the Borrower or its direct or indirect general partners for recovery of amounts paid by the Guarantor in respect of any Guaranteed Obligations or otherwise (including, without limitation, the right to enforce any Host Subordinated Note (as defined below) executed by the Borrower in favor of the Guarantor), (ii) understands that, in the absence of the waiver set forth in clause (iii) below, the Guarantor may have a defense to the enforcement by the Agent and the Lenders of, and to any recovery by the Agent and the Lenders against the Guarantor under, this Guaranty following any such nonjudicial sale, by reason of the fact that the Agent's election to proceed with the completion of any such nonjudicial sale may prevent the Guarantor from asserting or enforcing rights of subrogation, reimbursement, exoneration, contribution or indemnification or other rights or remedies as set forth in clause (i) above, (iii) hereby knowingly waives any such defense and any similar defense that might otherwise be available to the enforcement of, or to any recovery by the Agent and the Lenders against the Guarantor under, this Guaranty following any such nonjudicial sale, notwithstanding the fact that such nonjudicial sale may prevent the Guarantor from asserting or enforcing such rights and remedies, and (iv) further knowingly waives any claim against the Agent and the Lenders (including any claim for recovery or on account of any payments made by the Guarantor under any of the Combined Loan Documents) and any right to assert any setoff or counterclaim against the Agent and the Lenders, and agrees that its obligations under the Combined Loan Documents shall not be impaired or otherwise affected, in either case as a result of any such loss of subrogation, contribution or reimbursement rights or other rights or remedies for any reason.

          (c) The Guarantor hereby further irrevocably waives any defense or benefits that may be derived from California Code Sections 2808, 2809, 2810, 2815, 2819, 2845, 2849 or 2850 and comparable provisions of the laws of any other jurisdiction and all other suretyship defenses it would otherwise have under the laws of California or any other jurisdiction.

          (d) The Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

          (e) In consideration of and in exchange for the Guarantor's waiver of its subrogation and other rights as set forth in this Section 3, the Guarantor agrees that upon any payment by it hereunder of any amount pursuant to Section 1 hereof or Section 4 hereof the Guarantor's sole right against the Borrower or the General Partner will be to receive a promissory note of the Borrower in the form of Exhibit A (a "Host Subordinated Note") in a principal amount not in
                      ----------------------
excess of the amounts so paid by the Guarantor pursuant to Section 1 and Section 4 hereof. The Guarantor further agrees that its rights against the Borrower for such payment shall be limited as expressly set forth in such Host Subordinated Note and the Subordination Agreement, and as such rights may be further limited as set forth in this Section 3.

          (f) Except to the extent that the Guarantor is entitled to receive any payment from the Borrower pursuant to the terms of any Host Subordinated
Note issued in accordance with Section 3(e) and the Subordination Agreement, the Guarantor hereby irrevocably waives any claim or other rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against the Borrower or any Multistate Collateral or California Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Combined Loan Documents and that the waiver set forth in this subsection is knowingly made in contemplation of such benefits.

          (g) Nothing contained in this Section 3 shall be construed as an agreement or acknowledgment that the Guarantor's obligations under this Guaranty shall be governed by or subject to the laws of the State of California.

          SECTION 4.  Payments Free and Clear of Taxes, Etc.  (a)  Subject to
                      -------------------------------------
Section 1(b), any and all payments made by the Guarantor hereunder shall be made, in accordance with Sections 2.09 and 2.10 of each 1994 Loan Agreement, free and clear of and without deduction for any and all present or future Taxes. If the Guarantor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Guarantor shall make such deductions and (iii) the Guarantor shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          (b) In addition, the Guarantor agrees to pay any present or future Other Taxes.

          (c) Subject to Section 1(b), the Guarantor will indemnify each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by such Lender or the Agent (as the case may
be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case on account of payments made by the Guarantor under this Guaranty. This payment shall be made within 30 days from the date such lender or the Agent, as the case may be, makes written demand therefor.

          (d) Within 30 days after the date of any payment of Taxes, the Guarantor will furnish to the Agent, at its address referred to in the 1994 Loan Agreements, appropriate evidence of payment thereof. If no Taxes are payable in respect of any payment hereunder by the Guarantor through an account or branch outside the United States or on behalf of the Guarantor by a payor that is not a United States person, the Guarantor will furnish, or will cause such payor to furnish, to the Agent a certificate from each appropriate taxing authority or authorities, or an opinion of counsel acceptable to the Agent, in either case stating that such payment is exempt from or not subject to Taxes.

          (e) Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this Section 4 shall survive the payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty.

          SECTION 5.  Representations and Warranties. On and as of the Closing
                      ------------------------------
Date, the Guarantor hereby represents and warrants as follows:

          (a) The Guarantor (A) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (B) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, and (C) has all requisite corporation power and authority to own or lease and operate its properties and to carry on its business as now conducted and proposed to be conducted. All of the outstanding capital stock of the Guarantor has been validly issued and is fully paid and nonassessable.

          (b) The General Partner is a direct or indirect wholly owned Subsidiary of the Guarantor.

          (c) The execution, delivery and performance by the Guarantor of this Guaranty, each other Combined Loan Document and each Related Document to which it is or is to be a party and the consummation of the Reorganization and the other transactions contemplated hereby and by the other Combined Loan Documents are within the Guarantor's corporate powers, have been duly authorized by all necessary corporate action of the Guarantor, and do not
     (A) contravene the Guarantor's charter or by-laws, (B) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination, award, franchise or permit binding on or affecting the Guarantor or any of its Subsidiaries or any of their properties, (C) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, deed of trust, lease or other instrument binding on or affecting the Guarantor or any of its Subsidiaries or any of their properties except, in the case of the Reorganization, such conflicts, breaches and defaults that would not have a Host Material Adverse Effect or (D) except for the Liens created by the Multistate. Collateral Documents and the California Collateral Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Guarantor or any of its Subsidiaries. Neither the Guarantor nor any of its Subsidiaries is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, award, franchise or permit or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument the violation or breach of which would be reasonably likely to have a Host Material Adverse Effect. As used in this Guaranty, "Host Material Adverse Effect" means a material adverse effect on
                ----------------------------
     (a) the business, condition (financial or otherwise), operations, performance, properties or prospects of Host Marriott, in each case taken as a whole, (b) the rights and remedies of the Agent or any Lender under any Combined Loan Document or Related Document to which Host Marriott is or is to be a party or (c) the ability of the Guarantor to perform its Obligations under any Combined Loan Document or Related Document to which it is or is to be a party.

          (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by the Guarantor of this Guaranty, any other Combined Loan Document or any Related Document to which it is or is to be a party, or for the consummation of the transactions contemplated hereby or thereby or (ii) the exercise by the Agent or any Lender of its rights with respect to the Guarantor and its assets under the Combined Loan Documents to which the Guarantor is or is to be a party, except for (A) the authorizations, approvals, actions, notices and filings to be accomplished under Article III of the 1994 Loan Agreements, all of which have been duly obtained, taken, given or made and are in full force and effect and (B) such approvals of courts and trustees (excluding trustees for any trusts that are party to any Multistate Mortgage or California Mortgage. All applicable waiting periods in connection with the Reorganization and the other transactions contemplated hereby and by the other Combined Loan Documents have expired without any action having been taken by any competent authority restraining, preventing or imposing materially adverse conditions upon the

     Reorganization or the rights of the Guarantor freely to transfer or otherwise dispose of, or to create any Lien on, any properties now owned or hereafter acquired by it.

          (e) This Guaranty has been, and each other Combined Loan Document and each Related Document to which the Guarantor is or is to be a party when delivered under the 1994 Loan Agreements will have been, duly executed and delivered by the Guarantor. This Guaranty is, and each other Multistate Loan Document and each Related Document to which the Guarantor is or is to be a party when delivered under the 1994 Loan Agreements will be, the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

          (f) Since December 31, 1992 there has been no Host Material Adverse Effect as specified in clauses (a) and (c) of the definition thereof except, and only except, for the change in the business and properties of the Guarantor arising solely and directly from the consummation of the Reorganization and the consummation of the transactions contemplated by the Combined Loan Documents.

          (g) No information, exhibit or report furnished by or on behalf of the Guarantor to the Agent or any Lender in connection with the negotiation of the Combined Loan Documents or pursuant to the terms of the Combined Loan Documents contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made therein not misleading taken as a whole.

          (h) Except as set forth on Schedule 5(h), there is no action, suit, investigation, litigation or proceeding affecting the Guarantor or any of its Subsidiaries, including any Environmental Action, pending or, to the Knowledge of the Guarantor, threatened before any court, governmental agency or arbitrator that (i) could have a Host Material Adverse Effect or
     (ii) purports to affect the legality, validity or enforceability of this Guaranty, any other Combined Loan Document or any Related Document to which the Guarantor is or is to be a party, the Reorganization or the consummation of the transactions contemplated by the 1994 Loan Agreements.

          (i) None of the business or properties of the Guarantor is affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that would be reasonably likely to have a Host Material Adverse Effect.

          (j) Neither the Guarantor nor any of its Subsidiaries is a party to or otherwise bound by any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument or subject to any other restriction or any judgment, order, writ, injunction, decree, determination, award, law, rule or regulation or subject to any charter or corporate or partnership restriction that would be reasonably likely to have a Host Material Adverse Effect.

          (k) The Guarantor and each of its Subsidiaries have filed, have caused to be filed or have been included in all tax returns (federal, state, local and foreign) that are required to be filed and have paid all taxes shown thereon to be due and payable, together with applicable interest and penalties or pursuant to any assessment or notice of tax claim or deficiency received by it, except as contested in good faith by the Guarantor or its Subsidiaries or where the time for payment thereof without penalty has not expired. All tax liabilities of the Guarantor were adequately provided for at the end of the most recent Fiscal Year of the Guarantor and are now so provided for on the books of the Guarantor except for those contested in good faith by the Guarantor.

          (1) Neither the Guarantor nor any of its Subsidiaries is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

          (m)  The Guarantor, individually and together with its Subsidiaries,
     (i) is Solvent and (ii) was Solvent immediately prior to, and immediately after giving effect to, the Reorganization.

          (n) The Guarantor has, independently and without reliance upon the Agent or any Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty. The Guarantor is fully familiar with each Loan Agreement and all Combined Loan Documents related thereto. The Guarantor has established adequate means of obtaining from the General Partner and the Borrower on a continuing basis information pertaining to, and is now and on a continuing basis will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties or prospects of the General Partner and the Borrower.

          (o) The Reorganization was consummated substantially in accordance with its terms; all transfers described in Section 9.11 of the 1994 Loan Agreements occurred in compliance with all material agreements and instruments relating thereto; and the Guarantor has received a ruling from the Internal Revenue Service that the Distribution is a distribution which fully qualifies for nonrecognition treatment pursuant to Sections 355(a) and 355(c) of the Internal Revenue Code. All representations and statements of fact made to the Internal Revenue Service with respect to the request for such ruling are correct and the Reorganization and all related transactions occurred substantially and in all material respects as described in such ruling. Neither the Guarantor nor any of its officers has any reason to believe that such ruling is invalid for any reason.

          (p) To the Knowledge of each of the Guarantor and the General Partner, there exists no event occurring or continuing, or resulting from the transactions contemplated by the 1994 Loan Agreements, that constitutes a Default.

          SECTION 6.  Affirmative Covenants. The Guarantor covenants and agrees
                      ---------------------
that, so long as any part of the Guaranteed Obligations shall remain unpaid, the Guarantor will, unless the Required Lenders under each 1994 Loan Agreement shall otherwise consent in writing:

          (a)  Compliance with Laws, Etc.  Comply in all material respects with
               -------------------------
     all applicable laws, rules, regulations and orders, such compliance to include, without limitation, compliance with all Real Property Laws, ERISA and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970.

          (b)  Preservation of Corporate Existence.  Preserve and maintain its
               -----------------------------------
     corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Lenders or the Agent hereunder, or the ability of the Guarantor to perform its obligations hereunder.

          (c)  Keep Books.  Keep proper books of record and account, in which
               ----------
     full and correct entries shall be made of all of financial transactions and the assets and business of the Guarantor in accordance with generally accepted accounting principles in effect from time to time.

          (d)  Reporting Requirements.  Furnish to the Agent for the benefit of
               ----------------------
     the Lenders, and in the case of clause (iv)(A) only, to Marriott
     International:

               (i) as soon as practicable and in any event within 60 days after the end of each of the first three quarters of each fiscal year of the Guarantor, unaudited consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such quarter and consolidated statements of income and retained earnings of the Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, all in reasonable detail and certified by the principal accounting officer of the Guarantor or designee of such officer under the supervision of such officer as having been prepared in accordance with generally accepted accounting principles consistently applied, subject to year-end audit adjustments;

               (ii) as soon as available and in any event within 120 days after the end of each fiscal year of the Guarantor, consolidated balance sheets of the Guarantor and its Subsidiaries as of the end of such fiscal year and consolidated statements of income and retained earnings of the Guarantor and its Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles consistently applied, together with an audit report and opinion in respect of such financial statements of Arthur Andersen & Co. or other independent certified public accountants of recognized national standing selected by the Guarantor and reasonably acceptable to the Required Lenders, which report and opinion shall be unqualified as to the scope of the audit;

               (iii) as soon as possible and in any event within two Business Days after the Guarantor obtains Knowledge of any Default under either 1994 Loan Agreement, a statement of the principal accounting officer of the Guarantor or designee of such officer under the supervision of such officer specifying the nature of such Default, the period of existence thereof and what action the Guarantor has taken and proposes to take with respect thereto;

               (iv)   (A) as soon as practicable and in any event within sixty
          (60) days after the end of each Tenant Accounting Quarter, a statement of the aggregate payments made by the Guarantor in respect of the Guaranteed Obligations and the aggregate amount of principal and interest paid by the Borrower and received by the Guarantor under all Host Subordinated Notes and (B) within ten (10) days after receipt by the Guarantor of the statement of Marriott International provided pursuant to Section 6(d)(iv)(A) of the Backup Debt Service Guaranty, a statement of the maximum aggregate amount that the Guarantor may be called upon to pay in respect of the Guaranteed Obligations under paragraph 1 of this Guaranty (assuming the correctness of the information provided by Marriott International in its statement), as at the end of such Tenant Accounting Quarter for which Marriott International has provided such statement, each in reasonable detail and certified by the principal accounting officer of the Guarantor or designee of such officer under the supervision of such officer; provided, that with respect to information provided by Marriott
          --------
          International, such certification shall state that to such officer's Knowledge such information is not inaccurate;

               (v) promptly upon their becoming available, copies of all financial statements, reports, notices and statements sent or made available generally by the Guarantor, Host Marriott Hospitality, Inc., the General Partner and, upon request by any Lender through the Agent, any other Subsidiary of the Guarantor to their stockholders and bondholders and of all reports, registration statements and prospectuses filed by the Guarantor, Host Marriott Hospitality, Inc., the General Partner and, upon request by any Lender through the Agent, any other Subsidiary of the Guarantor with any securities exchange or with the Securities and Exchange Commission, or any governmental authority succeeding to any of its functions; and

               (vi) Promptly, and in any event within thirty (30) days after the occurrence thereof, notice and a description of any change in the designation of the positions of the officers of the Guarantor who in the ordinary course of their responsibilities include, or will be handling, matters relating to the operation of the Hotel Properties and the administration of any of the Combined Loan Documents.

          SECTION 7.   Negative Covenants. The Guarantor covenants and agrees
                       ------------------
that, so long as any part of the Guaranteed Obligations shall remain unpaid, the Guarantor will not, without the prior written consent of the Required Lenders under each 1994 Loan Agreement:

          (a)  Mergers.  Merge or consolidate with any Person or permit any
               -------
     Person to merge into it except that the Guarantor may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it, provided, however, that after giving effect
                             --------  -------
     thereto, either (i) no "Default" or "Event of Default" under any credit agreement to which the Guarantor is a party would exist or (ii) no Host Material Adverse Effect would occur and in either case if the Guarantor is not the surviving corporation, the successor corporation expressly assumes the Guarantor's obligations hereunder.

          (b)  Change in Nature of Business; Sales of Assets.  Make, or permit
               ---------------------------------------------
     any of its Subsidiaries to make, any change in the nature of its business as carried on at the date of this Guaranty or sell, lease, transfer or otherwise dispose of, or permit any of its Subsidiaries to sell, lease, transfer or otherwise dispose of, all or substantially all of its or its Subsidiaries' assets except as would not result in a Host Material Adverse Effect.

          SECTION 8.  Amendments, Etc. No amendment or waiver of any provision
                      ---------------
of this Guaranty and no consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Agent and the Required Lenders under each 1994 Loan Agreement, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment,
                                      --------  -------
waiver or consent shall, unless in writing and signed by all the Lenders, (a) limit the liability of the Guarantor hereunder, (b) postpone any date fixed for payment hereunder or (c) change the number of Lenders required to take any action hereunder.

          SECTION 9.   Notices, Etc.  All notices and other communications
                       ------------
provided for hereunder shall be in writing (including telegraphic, telecopy, telex or cable communication) and mailed, sent by reputable overnight courier, telegraphed, telecopied, telexed, cabled or delivered to it, if to the Guarantor, addressed to it at (a), if sent by mail, 10400 Fernwood Road, Washington, D.C. 20058, Attention: Law Department 72/923, and (b) otherwise, at 10400 Fernwood Road, Bethesda, Maryland 20817, Attention: Law Department 72/923, if to the Agent or any Lender, at its address specified in the 1994 Loan Agreements, or as to any party at such other address as shall be designated by such party in a written notice to each other party. All such notices and other communications shall (a) when mailed be effective upon receipt of the same at the applicable address described above or upon the refusal of an employee or other agent of the Guarantor, the Agent or such Lender, as applicable, to accept the same, (b) when sent by a reputable overnight courier, be effective when the same is delivered to the applicable address described above and (c) when telegraphed, telecopied, telexed or cabled, be effective when the same is telegraphed, telecopied and the telecopy is confirmed by telephone, telexed and confirmed by telex answerback, or delivered to the cable company, respectively, except that notices and communications to the Agent shall not be effective until received by the Agent.

          SECTION 10.  No Waiver; Remedies. No failure on the part of the Agent
                       -------------------
or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 11.  Waiver of Jury Trial. The Guarantor, the Agent and each
                       --------------------
Lender each hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to any of the Combined Loan Documents, the transactions contemplated thereby or the actions of the Agent or any Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 12.  Continuing Guaranty; Assignments Under the 1994 Loan
                       ----------------------------------------------------
Agreements. This Guaranty is a continuing guaranty and shall (a) remain in full
----------
force and effect until the cash payment in full of the Guaranteed Obligations (including, without limitation, any contingent or disputed obligations) and all other amounts payable under this Guaranty, (b) be binding upon the Guarantor, its successors and assigns and (c) inure to the benefit of and be enforceable by the Lenders, the Agent and their successors and transferees and assigns under
Section 9.07 of the 1994 Loan Agreements. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the 1994 Loan Agreements (including, without limitation, all or any portion of the Combined Advances owing to it and the Multistate Note or Notes or California Note or Notes held by it) to any other Person permitted by Section 9.07 of the 1994 Loan Agreements, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein, under the Combined Loan Documents and under applicable law. As used herein, the terms "Agent," "Lenders," "Combined Loan Documents," "Multistate Note," "California Note" and "Combined Advances" shall have the meanings set forth herein for such terms and set forth in any documents renewing, extending, refunding and refinancing the Guaranteed Obligations or any part thereof. This Guaranty shall remain in full force and effect in the event of any renewal, extension, refunding or refinancing of the Guaranteed Obligations and, without limitation, shall apply to the Obligations of the Borrower as so renewed, extended, refunded or refinanced.

          SECTION 13.  Governing Law.  This Guaranty shall be governed by, and
                       -------------
construed in accordance with, the laws of the State of New York.

          SECTION 14.  Consent to Jurisdiction.  (a)  The Guarantor hereby
                       -----------------------
irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York City, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Guaranty and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State court or in such Federal court. The Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Guarantor irrevocably consents to the service of any and all process in any such action or proceeding, by the mailing of copies of such process to the Guarantor at its address specified in
Section 9. The Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive, and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

          (b) Nothing in this Section 14 shall affect the right of any Lender or the Agent to serve legal process in any other manner permitted by law, or affect the right of any Lender or the

Agent to bring any action or proceeding against the Guarantor or its property in the courts of other jurisdictions.

          SECTION 15.  Release. The Guarantor on behalf of itself and its
                       -------
Subsidiaries hereby forever releases and discharges the Agent and each Lender, and their respective Subsidiaries, Affiliates, officers, directors, employees and agents (including attorneys and accountants) and participants, successors and assigns, if any (the "Releases"), from any and all of their Obligations
                          --------
under the 1986 Multistate Loan Documents and the 1988 Multistate Loan Documents and from any and all claims, debts, demands, allegations, actions, causes of action, suits, duties, controversies, agreements, promises, omissions, variances, damages, judgments, costs, expenses, losses, obligations, liabilities or rights whatsoever, known or unknown, whether in law, equity or otherwise, absolute or contingent, determined or speculative, which the Guarantor or any of its Affiliates ever have had, may have now or in the future may, can or shall have against any Releasee relating to, based upon or arising out of the execution, delivery, performance, administration or enforcement of (i) the 1986 Multistate Loan Documents, the 1986 Multistate Loans and the Lenders' ownership of the Notes (as defined in the l988 Multistate Loan Agreement), (ii) the 1986 Multistate Loan Documents, the 1988 Multistate Loans and the Lenders' ownership of the Notes (as defined in the 1988 Multistate Loan Agreement) and (iii) any of the transactions contemplated thereby, any act or omission of any Releasee or other Person in connection therewith or relating thereto, including efforts to obtain payment thereof or thereunder.

          SECTION 16.  Instrument for Payment of Money Only.  The Guarantor
                       ------------------------------------
hereby agrees and acknowledges that this Guaranty is an instrument for the payment of money only and hereby consents that the Lenders, at their sole option, in the event of a default by the Guarantor in the payment of any of the amounts payable by the Guarantor hereunder, shall have the right to bring a motion or action under New York CPLR Section 3213.

          IN WITNESS WHEREOF, the Guarantor and the Agent have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                    HOST MARRIOTT CORPORATION


                                    By:
                                       --------------------------------

                                    Title: Vice President
                                          -----------------------------


                                    CITIBANK, N.A., as Agent


                                    By:
                                       --------------------------------

                                    Title: Vice President
                                          -----------------------------

                                   EXHIBIT A

          Form of Host Subordinated Note

                                   EXHIBIT A

                                PROMISSORY NOTE

                           (HOST SUBORDINATED NOTE)

THE INDEBTEDNESS EVIDENCED BY THIS INSTRUMENT IS SUBORDINATED TO THE PRIOR PAYMENT IN FULL IN CASH OF THE SENIOR OBLIGATIONS (AS DEFINED IN THE 1994 SUBORDINATION AGREEMENT HEREINAFTER REFERRED TO) PURSUANT TO, AND TO THE EXTENT PROVIDED IN, THE 1994 SUBORDINATION AGREEMENT. UNDER THE 1994 SUBORDINATION AGREEMENT, NO ACTION MAY BE BROUGHT IN RESPECT OF THIS NOTE PRIOR TO THE PAYMENT IN FULL IN CASH OF THE SENIOR OBLIGATIONS.

$_____________________________                  Dated: ___________, 199__

          FOR VALUE RECEIVED, the undersigned, COURTYARD BY MARRIOTT LIMITED PARTNERSHIP, a Delaware limited partnership (the "Borrower"), HEREBY PROMISES TO
                                                  --------
PAY to the order of Host Marriott Corporation (the "Payee") on
                                                     -----
__________________________ * or such earlier date following the date that the Senior Obligations are paid in full in cash (the "Payment Date") the principal
                                                  ------------
sum of $_______________________ or, if less, the then unpaid principal amount hereof.

          The Borrower promises to pay interest on the unpaid principal amount hereof from the date hereof until such principal amount is paid in full, at the Base Rate.

          This Promissory Note may, at the option of the Borrower, be prepaid at any time in whole or in part, without penalty or premium, together with accrued interest at the Base Rate to the date of such prepayment on the principal amount prepaid, to the extent such prepayments are permitted under the 1994 Subordination Agreement (including payments under Section 5.06 of the Hotel Lease permitted by the 1994 Subordination Agreement).

          "Base Rate" means the fluctuating interest rate per annum in effect
           ---------
from time to time equal to the rate of interest announced by The First National Bank of Chicago, in Chicago, Illinois from time to time as its base rate.

          Both principal and interest are payable in lawful money of the United States of America to the Payee at [Citibank, N.A., 399 Park Avenue, New York, New York 10043], Account No. __________________ in same day funds. All payments of principal hereof shall be recorded by the Payee and, prior to any transfer hereof, endorsed on the grid attached hereto, which is a part of this Promissory Note.

          No amendment or waiver of any provision of this Promissory Note, nor consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall a single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.

------------------------
* Insert a date no earlier than June 16, 1999.

          This Promissory Note shall be binding on and inure to the benefit of the Payee and the Borrower and their respective successors and assigns.

          This Promissory Note is one of the Host Subordinated Notes referred to in, and is entitled to the benefits of and is subject to the subordination and other provisions in, the Consolidated Amended and Restated Subordination Agreement dated as of April __, 1994 (as it may hereafter be amended or otherwise modified from' time to time, the "1994 Subordination Agreement") made
                                            ----------------------------
by the Borrower, Marriott International, Inc., the Payee, Host Restaurants, Inc., Casa Maria of Maryland, Inc., Newark Properties, Inc., Essex House Condominium Corporation and CBM One Corporation in favor of the Lenders referred to therein and Citibank, N.A., as agent under the Multistate Loan Agreement and the California Loan Agreement (both referred to therein). Among other things, the 1994 Subordination Agreement contains provisions (1) prohibiting the payment, except under certain circumstances, of this Promissory Note until the Senior Obligations are paid in full in cash and (2) restricting the amendment of and assignment of this Promissory Note until the Senior Obligations (as defined therein) shall be paid in full in cash.

          The Payee, by accepting this Promissory Note, and the Borrower each hereby (i) irrevocably submits to the nonexclusive jurisdiction of any Maryland State or Federal court, and any appellate court from any thereof in any action or proceeding arising out of or relating to this Promissory Note, and (ii) irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Maryland State court or in such Federal court.

          This Promissory Note shall be governed by, and construed in accordance with, the laws of the State of Maryland.

                                    COURTYARD BY MARRIOTT
                                     LIMITED PARTNERSHIP


                                    By: CBM ONE CORPORATION,
                                        its General Partner

                                    By:
                                          --------------------------------

                                    Title:
                                          --------------------------------

                             Payments of Principal



           Amount of     Amount of Principal
Date       Advance       Paid or Prepaid       Unpaid Principal Balance  Notation Made by
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